                       Fund for Government Investors
                            A MONEY MARKET FUND
                               Annual Report

                             December 31, 2000

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                                                            January 22, 2001

Dear Shareholder:

As of December 31, 2000, Fund for Government Investors had net assets of $555.7 million and an average maturity of 26 days. The Fund's annualized net income as a percentage of average net assets for the year ended December 31, 2000 was 5.17%, compared to 3.90% for the year ended December 31, 1999.

The U.S. economy shows signs of slowing. To forestall a slowing economy, the Federal Reserve sharply lowered the federal funds target rate by 100 basis points (100 basis points = 1.0%) in January. The economy is clearly moderating and should continue to do so for the balance of the year. With the latest economic data we believe that additional rate decreases by the Federal Reserve are likely.

As always, Fund for Government Investors maintains its conservative investment style. We thank you for your investment in the Fund and look forward to serving your investment needs in the future.

A special meeting of shareholders of the Fund was held on June 1, 2000 (the "Meeting"). The Meeting was held to (1) elect the Board of Trustees of the Fund; (2) approve a new investment advisory contract which would take effect upon consummation of the Transaction; (3) ratify the selection of independent auditors; and (4) transact such other business as may properly come before the Meeting. At record date, March 17, 2000, 537,340,425 shares were outstanding of which 352,940,712 shares were represented at the Meeting. Each matter received the required number of affirmative votes for ratification. Below details the votes recorded with respect to the stated matters.

  (1)Election of Board

                                                           Withhold
                                                   For     Authority
                                               ----------- ---------
     Daniel L. O'Connor......................  350,518,157 2,422,554
     Richard J. Garvey.......................  350,510,143 2,430,568
     Louis T. Donatelli......................  350,312,104 2,628,607
     Bruce R. Ellis..........................  350,407,099 2,533,612
     Jeffrey R. Ellis........................  350,427,895 2,512,816
     F. David Fowler.........................  350,430,475 2,510,236
     Patrick F. Noonan.......................  350,530,063 2,410,648
     Michael A. Willner......................  350,423,557 2,517,154
                                                   For      Against   Abstain
                                               ----------- --------- ----------
   (2) New investment advisory contract with
    Money Management Associates, L.P.........  334,962,723 3,126,754 14,851,235
    (3) Appointment of Deloitte & Touche LLP
    as independent auditor...................  338,413,818 1,858,452 12,668,442

Sincerely,

                                                  /s/ Richard J. Garvey
/s/ Daniel L. O'Connor


                                                  Richard J. Garvey
Daniel L. O'Connor                                President
Chairman of the Board

                                                 Fund for Government Investors
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PORTFOLIO OF INVESTMENTS
December 31, 2000

                                                    Annualized
                                                 Yield on Date of      Value
  Payable at Maturity        Maturity Date           Purchase         (Note 1)
--------------------------------------------------------------------------------
United States Treasury Bills: 100.0%
$ 75,000,000............ January 11, 2001.....     6.21 - 6.26%     $ 74,875,278
 100,000,000............ January 18, 2001.....      6.25 - 6.29       99,712,535
  50,000,000............ January 25, 2001.....         6.30           49,796,000
  25,000,000............ February 1, 2001.....         6.36           24,867,066
  50,000,000............ February 8, 2001.....         6.40           49,671,986
  50,000,000............ February 15, 2001....      6.17 - 6.37       49,614,219
  25,000,000............ February 22, 2001....         6.34           24,777,555
  25,000,000............ March 8, 2001........         6.26           24,723,854
  25,000,000............ March 29, 2001.......         5.85           24,656,229
                                                                    ------------
    Total Investments: 100.0% (Cost $422,694,722*).................  422,694,722
                                                                    ============


              *Same cost is used for Federal income tax purposes.
                Weighted Average Maturity of Portfolio: 26 Days

                       See Notes to Financial Statements.

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                                       2

                                                 Fund for Government Investors
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STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
 Securities at Cost............................................... $422,694,722
                                                                   ============
 Securities at Value (Note 1)..................................... $422,694,722
 Cash.............................................................      221,485
 Receivable for Securities Sold...................................  127,401,697
 Receivable for Shares Sold ......................................    6,227,148
 Interest Receivable .............................................       58,297
                                                                   ------------
  Total Assets....................................................  556,603,349
                                                                   ------------
LIABILITIES
 Investment Advisory Fee Payable..................................      634,033
 Administration Fee Payable ......................................      108,938
 Distributions Payable ...........................................       54,228
 Payable for Shares Redeemed......................................       93,514
 Taxes Payable....................................................        1,332
                                                                   ------------
  Total Liabilities...............................................      892,045
                                                                   ------------
NET ASSETS........................................................ $555,711,304
                                                                   ============
Shares Outstanding................................................  555,711,304
                                                                   ============
Net Asset Value Per Share.........................................        $1.00
                                                                   ============


                       See Notes to Financial Statements.

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                                       3

                                                 Fund for Government Investors
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STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000

Net Increase in Net Assets Resulting from Operations:
Interest Income (Note 1).................................           $31,753,026
                                                                    -----------
Expenses
 Investment Advisory Fee (Note 2)........................ 2,675,918
 Administrative Fee (Note 2)............................. 1,347,960   4,023,878
                                                          --------- -----------
Net Investment Income....................................           $27,729,148
                                                                    ===========

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

                                                   2000             1999
                                              ---------------  ---------------
Net Increase in Net Assets Resulting from
 Operations and Declared as Dividends to
 Shareholders (Note 1)....................... $    27,729,148  $    21,923,333
                                              ===============  ===============
From Share Transactions:
 (at constant net asset value of $1)
 Net Proceeds from Sales of Shares........... $ 4,716,223,309  $ 4,336,920,467
 Reinvestment of Distributions...............      27,065,564       21,466,487
                                              ---------------  ---------------
  Total......................................   4,743,288,873    4,358,386,954
 Cost of Shares Redeemed.....................  (4,680,204,758)  (4,437,501,829)
                                              ---------------  ---------------
  Total Increase (Decrease) in Net Assets....      63,084,115      (79,114,875)
Net Assets--Beginning of Year................     492,627,189      571,742,064
                                              ---------------  ---------------
Net Assets--End of Year...................... $   555,711,304  $   492,627,189
                                              ===============  ===============


                       See Notes to Financial Statements.

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                                       4

                                                 Fund for Government Investors
--------------------------------------------------------------------------------
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FINANCIAL HIGHLIGHTS

                                      For the Years Ended December 31,
                                   -------------------------------------------
                                    2000     1999     1998     1997     1996
                                   -------  -------  -------  -------  -------
Per Share Operating Performance:
 Net Asset Value--Beginning of
  Year............................  $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                   -------  -------  -------  -------  -------
 Income from Investment
  Operations:
  Net Investment Income...........    0.05     0.04     0.04     0.04     0.04
                                   -------  -------  -------  -------  -------
   Total from Investment
    Operations....................    0.05     0.04     0.04     0.04     0.04
                                   -------  -------  -------  -------  -------
 Distributions to Shareholders:
  From Net Investment Income......   (0.05)   (0.04)   (0.04)   (0.04)   (0.04)
                                   -------  -------  -------  -------  -------
   Total Distributions to
    Shareholders..................   (0.05)   (0.04)   (0.04)   (0.04)   (0.04)
                                   -------  -------  -------  -------  -------
 Net Increase in Net Asset Value..    0.00     0.00     0.00     0.00     0.00
                                   -------  -------  -------  -------  -------
 Net Asset Value--End of Year.....  $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                   =======  =======  =======  =======  =======
Total Investment Return...........    5.27%    3.97%    4.34%    4.49%    4.50%
Ratios to Average Net Assets:
 Expenses.........................    0.75%    0.74%    0.74%    0.74%    0.74%
 Net Investment Income............    5.17%    3.90%    4.26%    4.40%    4.41%
Supplementary Data:
 Number of Shares Outstanding at
  End of Year with a Net Asset
  Value of $1 (in thousands)...... 555,711  492,627  571,742  572,313  535,325


                       See Notes to Financial Statements.

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                                       5

                                                 Fund for Government Investors
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NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

 Fund for Government Investors (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. These estimates could be different from the actual results. The following is a summary of significant accounting policies, which the Fund consistently follows:

  (a) Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

  (b) Investment income is recorded as earned.

  (c) Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

  (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 Investment advisory and management services are provided by Money Management Associates (the "Adviser") under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with the Adviser.

 Rushmore Trust and Savings, FSB (the "Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. Rushmore Trust is paid an administrative fee at an annual rate of 0.25% of average daily net assets to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses. The Fund has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at December 31, 2000.

3. AGREEMENT WITH FRIEDMAN BILLINGS RAMSEY GROUP, INC.

 On October 20, 1999, the Adviser and Rushmore Trust reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc. The transaction is subject to various regulatory approvals.

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                                       6

                                                 Fund for Government Investors
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INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of Fund for Government Investors:

We have audited the accompanying statement of Assets and Liabilities of Fund for Government Investors (the Fund), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund for Government Investors as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Washington, D.C.
January 22, 2001

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                                       7

                                                       FUND FOR
                                                       GOVERNMENT INVESTORS


                                                       Annual Report


                                                       December 31,2000